Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE February 3, 2011	CONTACT:	William E. Doyle, Jr. Paul M. Harbolick, Jr. (703) 814-7200
Alliance Bankshares Reports 2010 Results
Significant progress achieved on repositioning activities in 2010
CHANTILLY, VA — Alliance Bankshares Corporation (NASDAQ — ABVA) today reported fourth quarter net income of $158,000. For the full year of 2010, the Company has earned $705,000, representing a significant improvement over the 2009 results when the Company reported a loss on continuing operations of $3.7 million and a loss of $4.4 million after discontinued operations. Alliance’s regulatory capital ratios remain above the levels necessary to be considered a “well capitalized” financial institution.
“We are very pleased with the significant performance improvement generated in 2010. As I have indicated in shareholder letters, press releases and regulatory filings, 2010 was a key transition period for Alliance. Our team has focused significant energies on repositioning the Company. Many of the key indicators such as lower levels of non-performing assets, an improved net interest margin, a meaningful decrease in operating expenses and positive net income reflect our progress. Internally, we monitor our core earnings performance very closely and I am pleased to report significant improvement in that key metric as well,” said William E. Doyle, Jr., President and Chief Executive Officer. The Company’s 2011 focus remains on reducing nonperforming assets, improving core operations and optimizing profitability, while investing in the future. “I believe Alliance is in a strong position to grow and serve our community. Our commercial banking team is very focused on small to medium sized businesses. We offer a broad array of loan products, including real estate financing, and design our products to meet the financing needs of our clients and prospects. Our continued commitment to this key market segment provides needed credit in the marketplace while adding strong client relationships,” further added Doyle.
At December 31, 2010, total assets amounted to $538.5 million, a decline of $37.8 million compared to the December 31, 2009 level of $576.3 million. As of December 31, 2010, total loans were down $27.1 million from the December 31, 2009 level of $359.4 million. Investment securities amounted to $135.9 million as of December 31, 2010, a decline of $9.1 million from the December 31, 2009 level of $145.0 million. A key part of our 2010 repositioning strategy has been focused on rightsizing the balance sheet, adjusting the asset mix and driving down the cost of funding on deposits and other liabilities. We have tactically reduced certain types of real estate loans and the size of the investment portfolio. The longer-term objective is to grow small business commercial loans and owner occupied commercial real estate portfolios.

The nonperforming asset levels saw significant improvement in 2010. In 2010, we began the year with $13.5 million of nonperforming assets or 2.34% of total assets. Our diligent and focused efforts on nonperforming assets and tight monitoring of credit yielded positive results. We ended 2010 with $8.9 million in nonperforming assets or 1.66% of total assets. A significant amount of OREO was sold or liquidated in 2010. As of December 31, 2010 our OREO was $4.6 million or 51.8% of total nonperforming assets. This includes three properties with a carrying value of $3.4 million which will require longer term workouts.
Net income for the fourth quarter of 2010 was $158,000, an improvement of $1.7 million over the same period last year. The quarter’s results reflect the continuing impact of credit costs, OREO expenses, and fair value adjustments, as well as opportunistic gains realized from the securities portfolio. The progressive positive improvement is also reflected in our net interest margin. On a “core operating basis,” the Company’s performance during the quarter indicates measurable improvement. “Core earnings,” i.e., before expenses for taxes, provision, and OREO, fair value adjustments and gains on securities sales, were a positive $269,000 compared to a negative $1.2 million in the fourth quarter of 2009.
Net income for the full year of 2010 was $705,000, compared to a loss of $3.7 million for the full year of 2009. “Core earnings” for the full year of 2010 were a positive $1.9 million, compared to a negative $2.0 million for 2009. The dramatic shift is clearly related to the improving credit quality, lower deposit and liability costs and other repositioning actions. In 2010, the Company’s net interest margin improved significantly to a level of 3.79%.
Presentation. The Company prepares its financial statements under accounting principles generally accepted in the United States or “GAAP.” However, this press release refers to certain non-GAAP financial measures that we believe, when considered together with GAAP financial measures, provides investors with important information regarding our operational performance. An analysis of any non-GAAP financial measure should be used in conjunction with the results presented in accordance with GAAP.
Core earnings is a non-GAAP financial measure that reflects net income excluding taxes, loan loss provisions, OREO expenses, gains or losses on security transactions and fair value adjustments. These excluded items fluctuate and are difficult to predict and we believe core earnings provides the Company and investors a valuable tool to measure and evaluate the financial performance of the Company from period to period.
Cautionary Statement Regarding Forward-Looking Statements. Certain statements contained in this report that are not historical facts may constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend” or words of similar meaning. These statements are inherently uncertain; there can be no assurance that the underlying assumptions will prove to be accurate. These forward-looking statements include statements relating to the Company’s anticipated future performance, mix of assets and liabilities and effects of efforts to reposition its business. Readers should not place undue reliance on such statements, which speak only as of the date of this release. The Company does not undertake to update any forward-looking statement that may be made from time to time by it or on its behalf.
Forward-looking statements are subject to risks, assumptions and uncertainties, and could be affected by many factors. Some factors that could cause the Company’s actual results to differ materially from those anticipated in these forward-looking statements include: interest rates, general business conditions, as well as conditions within the financial markets, general economic conditions, unemployment levels, the legislative/regulatory climate, including the effect of the Dodd-Frank Wall Street Reform Act and Consumer Protection Act of 2010 and related regulations, regulatory compliance costs, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve, the quality/composition of the loan portfolios and the value of related collateral, the value of securities the Company holds, charge-offs on loans and the adequacy of the allowance for loan losses, loan demand, deposit flows, counterparty strength, competition, reliance on third parties for key services, the health of the real estate markets, the outcome of the Company’s repositioning initiatives, and changes in accounting principles.
More information on Alliance Bankshares Corporation can be found online at
www.alliancebankva.com, or by phoning an Alliance office.
###

ALLIANCE BANKSHARES CORPORATION
Consolidated Balance Sheets

	December 31	December 31,
	2010*	2009
	(Dollars in thousands)
ASSETS

Cash and due from banks	$24,078	$26,671
Federal funds sold	17,870	2,970
Trading securities, at fair value	2,075	7,460
Investment securities available-for-sale, at fair value	135,852	145,031
Restricted stock	6,355	6,318

Loans held for sale	—	1,983
Loans, net of unearned discount and fees	332,310	359,380
Less: allowance for loan losses	(5,281)	(5,619)

Loans, net	327,029	353,761

Premises and equipment, net	1,584	2,038
Other real estate owned (OREO)	4,627	7,875
Intangible assets	—	—
Goodwill	—	—
Other assets	19,041	22,228

TOTAL ASSETS	$538,511	$576,335

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest bearing deposits	$124,639	$92,846
Savings and NOW deposits	56,569	53,617
Money market deposits	25,524	22,462
Time deposits ($0 and $9,125 at fair value)	200,211	262,983

Total deposits	406,943	431,908

Repurchase agreements, federal funds purchased and other borrowings	43,153	47,290
Federal Home Loan Bank advances ($26,208 and $25,761 at fair value)	41,208	50,761
Trust Preferred Capital Notes	10,310	10,310
Other liabilities	3,212	2,932
Commitments and contingent liabilities	—	—

TOTAL LIABILITIES	504,826	543,201

Common stock, $4 par value; 15,000,000 shares authorized; 5,106,819 and 5,106,819 shares issued and outstanding at December 31, 2010 and December 31, 2009, respectively	20,427	20,427
Capital surplus	25,857	25,835
Retained (deficit)	(12,311)	(13,016)
Accumulated other comprehensive loss, net	(288)	(112)

TOTAL STOCKHOLDERS’ EQUITY	33,685	33,134

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$538,511	$576,335

*	Unaudited financial results

ALLIANCE BANKSHARES CORPORATION
Consolidated Income Statements

	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2010*	2009*	2010*	2009
	(Dollars in thousands, except per share)
INTEREST INCOME:
Loans	$5,061	$5,325	$20,476	$21,106
Trading securities	38	140	214	1,485
Investment securities	1,318	1,561	6,084	5,894
Federal funds sold	24	12	64	56

Total interest income	6,441	7,038	26,838	28,541

INTEREST EXPENSE:
Savings and NOW deposits	44	99	216	454
Time deposits	1,153	2,036	5,577	9,713
Money market deposits	53	86	270	274
Repurchase agreements, federal funds purchased and other borrowings	426	517	1,855	2,168

Total interest expense	1,676	2,738	7,918	12,609

Net interest income	4,765	4,300	18,920	15,932
Provision for loan losses	425	300	1,753	2,995

Net interest income after provision for loan losses	4,340	4,000	17,167	12,937

OTHER INCOME:
Deposit account service charges	47	78	220	296
Net gain on sale of securities	522	138	2,237	1,508
Trading activity and fair value adjustments	517	314	(511)	171
Gain on sale of loans	—	38	—	125
Other operating income	48	50	213	143

Total other income	1,134	618	2,159	2,243

OTHER EXPENSES:
Salaries and employee benefits	1,556	1,867	6,906	7,008
Occupancy expense	688	827	2,663	2,589
Equipment expense	207	211	772	779
Other real estate owned expense	392	1,228	841	2,362
FDIC assessments	338	395	1,369	1,495
Operating expenses	1,802	2,414	5,726	6,637

Total other expenses	4,983	6,942	18,277	20,870

Income(Loss) from continuing operations before income taxes	491	(2,324)	1,049	(5,690)
Income tax (benefit)	333	(796)	344	(1,965)

NET INCOME (LOSS) from continuing operations	$158	$(1,528)	$705	$(3,725)

Loss from the discontinued insurance operations	—	(1,519)	—	(1,029)
Income tax benefit	—	(519)	—	(358)

NET LOSS on discontinued operations	—	(1,000)	—	(671)

NET INCOME (LOSS)	158	(2,528)	705	(4,396)

Net income (loss)from continuing operations per common share, basic	$0.03	$(0.30)	$0.14	$(0.73)

Net income (loss) from continuing operations per common share, diluted	$0.03	$(0.30)	$0.14	$(0.73)

Net loss from discontinued operations per common share, basic	$—	$(0.19)	$—	$(0.13)

Net loss from discontinued operations per common share, diluted	$—	$(0.19)	$—	$(0.13)

Net Income (loss) per share, basic	$0.03	$(0.49)	$0.14	$(0.86)

Net Income (loss) per share, diluted	$0.03	$(0.49)	$0.14	$(0.86)

Weighted average number of shares, basic	5,106,819	5,106,819	5,106,819	5,106,819

Weighted average number of shares, diluted	5,110,321	5,106,819	5,108,496	5,106,819

*	Unaudited financial results

ALLIANCE BANKSHARES CORPORATION
Consolidated Statistical Information
Performance Information

	December 31,	December 31,
	2010*	2009
	(Dollars in thousands, except per share)
Performance Information:

For The Three Months Ended:
Average loans	$335,153	$356,580
Average earning assets	501,985	544,979
Average assets	549,998	592,385
Average non-interest bearing deposits	112,846	95,689
Average total deposits	410,952	452,462
Average interest-bearing liabilities	398,084	459,145
Average equity	36,674	34,949
Net interest margin (1)	3.90%	3.13%
Net income (loss) per share, basic	$0.03	$(0.49)
Net income (loss) per share, diluted	0.03	(0.49)

For The Twelve Months Ended:
Average loans	$344,684	$360,993
Average earning assets	512,069	550,571
Average assets	558,945	596,841
Average non-interest bearing deposits	100,365	96,326
Average total deposits	409,689	451,635
Average interest-bearing liabilities	418,827	461,809
Average equity	37,395	35,955
Net interest margin (1)	3.79%	2.89%
Net income (loss) per share, basic	$0.14	$(0.86)
Net income (loss) per share, diluted	0.14	(0.86)

*	Unaudited financial results

(1)	On a fully-tax equivalent basis assuming a 34% federal tax rate.

ALLIANCE BANKSHARES CORPORATION
Consolidated Statistical Information
Credit Quality Information (1)

	December 31,	December 31,
	2010*	2009
	(Dollars in thousands)
Credit Quality Information:
Nonperforming assets:
Impaired loans (performing loans with a specific allowance)	$2,400	$1,227
Non-accrual loans	1,903	4,394
OREO	4,627	7,875

Total nonperforming assets & past due loans	$8,930	$13,496

Specific reserves associated with impaired & non-accrual loans	$814	$1,495

Largest components of the nonperforming assets listed above:
December 31, 2010 impaired loans -performing loans with a specific allowance (100% of total)
$2.4 million which is secured by residential land.
December 31, 2010 non-accrual loans (98% of the total)
$535 thousand which is secured by a residential building lot.
$434 thousand which is secured by a single family residence.
$336 thousand which is secured by a residential building lot.
$291 thousand which is secured by a commercial real estate property.
$262 thousand which is secured by a residential property.
December 31, 2010 OREO (96% of the total)
$1.7 million which is acreage near Winchester, Virginia. (OREO as of 9/30/07)
$879 thousand which is acreage in Woodstock, VA. (OREO as of 3/31/08)
$837 thousand which is property in Charles Town, WV. (OREO as of 6/30/10)
$477 thousand which consists of two parcels of land in Northern Virginia. (OREO as of 3/31/08)
$275 thousand which is one acre in Northern Virginina. (OREO as of 3/31/08)
$162 thousand which is residential land in Northern Virginia. (OREO as of 12/31/10)
$117 thousand which is an office warehouse in King George, VA. (OREO as of 3/31/10)

*	Unaudited financial results

(1)	The allowance for loan losses includes a specific allocation for all impaired loans. Nonperforming assets are defined as impaired loans, non-accrual loans, OREO and loans past due 90 days or more and still accruing interest.

ALLIANCE BANKSHARES CORPORATION
Consolidated Statistical Information
Credit Quality Information (1)

	December 31,	December 31,
	2010*	2009
For The Twelve Months Ended:	(Dollars in thousands)

Balance, beginning of period	$5,619	$5,751
Provision for loan losses	1,753	2,995
Loans charged off	(2,239)	(3,294)
Recoveries of loans charged off	148	167

Net charge-offs	(2,091)	(3,127)

Balance, end of period	$5,281	$5,619

	December 31,		September 30,		June 30,		March 31,		December 31,
	2010*		2010*		2010*		2010*		2009
Ratios:
Allowance for loan losses to total loans	1.59%		1.55%		1.52%		1.65%		1.56%
Allowance for loan losses to non-accrual loans	2.8	X	1.7	X	1.5	X	1.3	X	1.3	X
Allowance for loan losses to nonperforming assets	0.6	X	0.7	X	0.5	X	0.4	X	0.4	X
Nonperforming assets to total assets	1.66%		1.29%		1.86%		2.23%		2.34%
Net charge-offs to average loans	0.61%		0.66%		0.77%		0.18%		0.87%

*	Unaudited financial results

(1)	The allowance for loan losses includes a specific allocation for all impaired loans. Nonperforming assets are defined as impaired loans, non-accrual loans, OREO and loans past due 90 days or more and still accruing interest.

ALLIANCE BANKSHARES CORPORATION
Consolidated Statistical Information
Trading Asset & Liability Summary

	December 31, 2010		December 31, 2009
	Fair		Fair
Trading Securities	Value	Yield	Value	Yield
	(Dollars in thousands)
U.S. government corporations & agencies	$—	—	$3,536	5.08%
PCMOs [1]	2,075	5.32%	3,924	5.36%

Totals	$2,075	5.32%	$7,460	5.23%

[1]	As of December 31, 2010, trading securities consisted of three PCMO instruments. These PCMO’s were rated AAA by at least one ratings agency on the purchase date. Currently the securities have a variety of ratings below investment grade. All instruments are currently performing as expected.

	December 31, 2010	December 31, 2009
	Fair	Fair
Fair Value Assets and Liabilities	Value	Value
	(Dollars in thousands)
Trading securities	$2,075	$7,460

Interest-bearing deposits (brokered certificates of deposit)	$—	$9,125
FHLB advances	26,208	25,761

Total fair value liabilities	$26,208	$34,886

ALLIANCE BANKSHARES CORPORATION
Consolidated Statistical Information
Capital Information

	December 31,	December 31,
	2010*	2009
	(Dollars in thousands, except per share)

Capital Information:
Book value per share	$6.60	$6.49
Tier I risk-based capital ratio	11.6%	10.4%
Total risk-based capital ratio	12.9%	11.6%
Leverage capital ratio	7.5%	7.1%
Total equity to total assets ratio	6.3%	5.8%

*	Unaudited financial results

ALLIANCE BANKSHARES CORPORATION
Reconciliation of Non-GAAP Measures

	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2010*	2009*	2010*	2009
		(Dollars in thousands, except per share)

Net income (loss) from continuing operations	$158	$(1,528)	$705	$(3,725)

Add: Income taxes (benefit)	333	(796)	344	(1,965)
Add: Provision for loan losses	425	300	1,753	2,995
Add: Other real estate owned (OREO) expense	392	1,228	841	2,362
Less: Net gains on sale of securites	(522)	(138)	(2,237)	(1,508)
Add: Trading activity and fair value adjustments	(517)	(314)	511	(171)

Core earnings	$269	$(1,248)	$1,917	$(2,012)

*	Unaudited financial results